                                                                   EXHIBIT 99.2

            PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS AND THE PROXY STATEMENT/PROSPECTUS PRIOR TO MAKING ANY ELECTION

             BOX A: DESCRIPTION OF ARGYLE CERTIFICATE(S) ENCLOSED
                   (ATTACH ADDITIONAL SHEETS IF NECESSARY.)
                              SEE INSTRUCTION 1.
-------------------------------------------------------------------------------
   NAME(S) AND ADDRESS OF REGISTERED ARGYLE HOLDER(S)
  (PLEASE FILL IN EXACTLY AS THE NAME(S) APPEAR(S) ON
             CERTIFICATE(S) (PLEASE PRINT)*
                                                         CERTIFICATES ENCLOSED
-------------------------------------------------------------------------------
                                                                     NUMBER OF
                                                        CERTIFICATE   SHARES
                                                         NUMBER(S)  REPRESENTED
                                                                        BY
                                                                    CERTIFICATE
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------
                                                         TOTAL SHARES
   * Only Argyle Certificates registered in a single form may be deposited with this Form of Election and Letter of Transmittal. If Argyle Certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Argyle Certificates. Additional copies of this Form of Election and Letter of Transmittal may be obtained from the Exchange Agent at the address or phone numbers shown below.

[_] Check here if your Argyle Certificate(s) has (have) been lost, stolen or destroyed and see Instruction 13. Fill out the remainder of this Form of Election and Letter of Transmittal and indicate here the number of Shares represented by the lost, stolen or destroyed certificate(s): (number of Shares).

                               FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL
   to accompany certificates representing shares of Series A Common Stock of

                            ARGYLE TELEVISION, INC.

  This Form of Election and Letter of Transmittal is being delivered to holders of the Series A Common Stock of Argyle Television, Inc. ("Argyle") in connection with the proposed merger (the "Merger") of HAT Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of The Hearst Corporation ("Hearst"), with and into Argyle, with Argyle as the surviving corporation to be renamed "Hearst-Argyle Television, Inc." ("Hearst-Argyle"), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 26, 1997, among Hearst, Merger Sub, HAT Contribution Sub, Inc., a wholly owned subsidiary of Hearst, and Argyle (the "Merger Agreement"). This Form of Election and Letter of Transmittal must be completed by registered holders of shares of Argyle's Class A Common Stock, par value $.01 per share (the "Shares" or the "Argyle Common Stock"), that wish to make an election (an "Election") as to the form of Merger Consideration (as defined below) into which such holder's Shares will be converted upon consummation of the Merger.

  For an election to be effective, this Form of Election and Letter of Transmittal, properly completed, together with the certificate(s) representing shares of Argyle Common Stock (each such certificate, an "Argyle Certificate") as to which an Election is being made (or guarantee of delivery as provided herein or affidavit and indemnification regarding the loss, theft or destruction

 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 28, 1997, IS THE ELECTION DEADLINE BY WHICH TIME A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH ALL REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT IN ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE VALID.

of such Argyle Certificate(s) reasonably acceptable to Hearst and Argyle in accordance with Instruction 13 below), or the Shares delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility (as defined below), and all other required documents, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on August 28, 1997 (the "Election Deadline"). Such Election is subject to the terms, conditions and limitations set forth in (i) the Merger Agreement, which is attached as Appendix A to the Proxy Statement/Prospectus, dated July 31, 1997, relating to the Merger (the "Proxy Statement/Prospectus") and (ii) the instructions accompanying this Form of Election and Letter of Transmittal (the "Instructions").

  The tax consequences to holders of Argyle Common Stock of the receipt of different forms of Merger Consideration (as defined below) will differ. For information as to the federal income tax consequences of the receipt of different forms of Merger Consideration, see "THE HEARST TRANSACTION PROPOSAL--Certain Federal Income Tax Consequences" in the Proxy Statement/Prospectus. Holders of Argyle Common Stock also are urged to consult their tax advisors regarding the tax consequences to them of the Merger and of the receipt of different forms of Merger Consideration.

  IF YOUR ARGYLE CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 13 TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR ARGYLE CERTIFICATE(S) TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR, ALTERNATIVELY, (1) DELIVERING THE SHARES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, (2) SUBMITTING A GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR (3) SUBMITTING AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH ARGYLE CERTIFICATE(S) REASONABLY ACCEPTABLE TO HEARST AND ARGYLE.

  Questions and requests for assistance or additional copies of the Proxy Statement/Prospectus or this Form of Election and Letter of Transmittal may be directed to the Exchange Agent at the address set forth below.

                            The Exchange Agent is:

                         HARRIS TRUST AND SAVINGS BANK

               By Mail:                   By Overnight Delivery or by Hand:


   Harris Trust and Savings Bank c/o      Harris Trust and Savings Bank c/o
Harris Trust Company of New York P. O.   Harris Trust Company of New York 77
Box 1010 Wall Street Station New York,   Water Street 4th Floor New York, NY
               NY 10268                                 10004

                          By Facsimile Transmission:

                       (For Eligible Institutions Only)
                                (212) 701-7636

                             Confirm by telephone:

                                (212) 701-7624

DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

To Harris Trust and Savings Bank:

  In connection with the Merger, and pursuant to the Merger Agreement, the undersigned hereby makes the Election set forth herein and surrenders to you for cancellation, as exchange agent (the "Exchange Agent"), Argyle Certificates representing each share of the undersigned's Argyle Common Stock, listed above in Box A. In exchange for each share of Argyle Common Stock surrendered herewith, the undersigned hereby elects to receive: (i) one share of Hearst-Argyle Series A Common Stock, par value $.01 per share ("Hearst-Argyle Series A Common Stock"); (ii) cash, without interest, in the amount of $26.50; or (iii) a combination consisting of 0.5 share of Hearst-Argyle Series A Common Stock and $13.25 in cash, without interest. Such Election may be to receive only shares of Hearst-Argyle Series A Common Stock (a "Stock Election"), only cash (a "Cash Election") or a combination consisting of $13.25 in cash, without interest, and 0.5 share of Hearst-Argyle Series A Common Stock (a "Mixed Election"), in each case subject to the limitations and allocation prorations set forth in the Merger Agreement. If an Argyle Holder does not make an effective Election, fails to properly make an Election or fails to submit a Form of Election and Letter of Transmittal (including submission of your Argyle certificate(s)) by the Election Deadline, such Holder will be deemed to have made a non-election (a "Non-Election"). If the shares making a Non-Election are not converted pursuant to the limitations and allocation prorations, then the Exchange Agent will at first determine by lot (or by such other method as deemed reasonable by Hearst and Argyle) which Argyle Holders making a Non-Election will receive cash, without interest, in the amount of $26.50 in exchange for each share of Argyle Common Stock, provided that such selection by lot (or such other method) will cease when the sum of all shares receiving cash (including such shares making a Non-Election) is as close as practicable to the limitation described below. Thereafter, each share of Argyle Common Stock held by an Argyle Holder making a Non-Election which is not so converted to the cash consideration will be converted into the right to receive one share of Hearst-Argyle Series A Common Stock. The undersigned understands that the total number of shares of Hearst-Argyle Series A Common Stock to be issued to the Argyle Holders and optionholders in the Merger will not exceed 8,277,054 shares and will not be less than 6,025,319 shares, and the total amount of cash to be paid to Argyle Holders and optionholders in the Merger will not be less than $100 million or greater than approximately $160 million. In addition, the undersigned understands that Hearst-Argyle will pay cash in lieu of any fractional shares of Hearst-Argyle Series A Common Stock otherwise issuable in connection with Merger as specified herein. The consideration to be provided in exchange for each share of Argyle Common Stock herein is referred to as "Merger Consideration."

  The undersigned understands that the Election by the undersigned is subject to certain terms, conditions and limitations that have been set forth in (i) the Merger Agreement which is included as Appendix A to, and is described in the Proxy Statement/Prospectus (including, but not limited to the fact that because the aggregate number of shares of Hearst-Argyle Series A Common Stock to be issued in the Merger and the aggregate amount of cash (other than cash paid in lieu of fractional shares of Hearst-Argyle Series A Common Stock) to be paid in the Merger are fixed, an Argyle Holder (as defined below) may not receive exactly the consideration elected in this Form of Election and Letter of Transmittal) and (ii) the Instructions. Extra copies of this Form of Election and Letter of Transmittal and the Proxy Statement/Prospectus may be requested from the Exchange Agent, at the address shown above. The filing of this Form of Election and Letter of Transmittal with the Exchange Agent will constitute acknowledgment of the receipt by the undersigned of the Proxy Statement/Prospectus.

  The undersigned hereby represents and warrants that the undersigned is the registered holder of the Shares represented by the Argyle Certificate(s) surrendered herewith, with good title to the Shares described in Box A above and full power and authority to sell, assign and transfer such Shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims (an "Argyle Holder").

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver such Argyle Certificate(s) and receive on behalf of the undersigned, in exchange for the shares of Argyle Common Stock represented thereby, any check for cash or any certificate for shares of Hearst-Argyle Series A Common Stock issuable in the Merger pursuant to the Merger Agreement. If the Argyle Certificate(s) is (are) not delivered herewith or by book-entry transfer, there is furnished herewith (i) a guarantee of delivery of such Argyle Certificate(s) from a number of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with Instruction 6 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Argyle Certificate(s) reasonably acceptable to Hearst and Argyle in accordance with Instruction 13.

  The undersigned understands and acknowledges that all questions as to be validity, form and eligibility of any Election and surrender of the Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding.

  Unless otherwise indicated under "Special Issuance and Payment Instructions" below, please issue any check and/or any certificate for shares of Hearst-Argyle Series A Common Stock issuable in exchange for the Shares represented by the Argyle Certificate(s) submitted hereby in the name of the Argyle Holder(s). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail any check and/or any certificate for shares of Hearst-Argyle Series A Common Stock issuable in exchange for the Shares represented by the Argyle Certificate(s) submitted hereby to the registered holder(s) of the Shares at the address shown above in Box A.

  The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. In addition, subject to the consummation of the Merger, the undersigned hereby irrevocably appoints the Exchange Agent as attorney-in-fact for the undersigned to exercise all authority conferred in this Form of Election and Letter of Transmittal for the purposes contemplated in the Merger Agreement, and such authority will be binding on successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive the death or incapacity of the undersigned.

                                    ELECTION

  The appropriate box below must be checked in order to make a Stock Election, a Cash Election or a Mixed Election (each as defined above). FAILURE TO CHECK ANY BOX WILL BE DEEMED A NON-ELECTION.

  Because the Merger Agreement provides for a fixed number of shares of Hearst-Argyle Series A Common Stock to be issued in the Merger (not to exceed 8,277,054 shares and not less than 6,025,319 shares of Hearst-Argyle Series A Common Stock) and a fixed amount of cash (other than cash paid in lieu of fractional shares of Hearst-Argyle Series A Common Stock) to be paid in the Merger (not less than $100 million or greater than approximately $160 million), an Argyle Holder may not receive exactly the consideration elected in Box B below. In all cases, however, an Argyle Holder making the Mixed Election will receive a combination consisting of $13.25 in cash, without interest, and 0.5 share of Hearst-Argyle Series A Common Stock. The determination of whether cash or stock has been oversubscribed and the exact composition of the Merger Consideration to be received by each Argyle Holder will be made by the Exchange Agent as soon as practicable after the closing date. The amount of cash and/or the number of shares of Hearst-Argyle Series A Common Stock that an Argyle Holder will receive will depend on (i) the stated preferences of all Argyle Holders on the Forms of Election and Letters of Transmittal, (ii) the stated preferences of all holders of options or similar rights to purchase Argyle Common Stock (each a "Company Option") on applicable forms of election and
(iii) the limitations and allocation prorations to be applied under the Merger Agreement if the aggregate number of shares of Argyle Common Stock and Company Options for which Cash Elections are made exceeds the number of shares of Argyle Common Stock and Company Options that can be converted into cash or the aggregate number of shares of Argyle Common Stock and Company Options for which Stock Elections are made exceeds the number of shares of Argyle Common Stock and Company Options that can be converted into shares of Hearst-Argyle Series A Common Stock.

  ARGYLE HOLDERS WILL KNOW THE EXACT COMPOSITION OF THE MERGER CONSIDERATION PAID FOR THEIR SHARES OF ARGYLE COMMON STOCK ONLY UPON RECEIPT OF THE MERGER CONSIDERATION PAYABLE TO THEM, WHICH PAYMENT WILL BE ACCOMPANIED BY A BRIEF EXPLANATION OF THE APPLICATION OF THE LIMITATIONS AND ALLOCATION PRORATIONS MECHANISMS PROVIDED IN THE MERGER AGREEMENT, ABSENT MANIFEST ERROR, ALL DECISIONS BY HEARST, ARGYLE AND THE EXCHANGE AGENT WITH RESPECT TO SUCH PROCESS SHALL BE FINAL AND BINDING.

  ALL HOLDERS OF SHARES OF ARGYLE COMMON STOCK WISHING TO MAKE A STOCK ELECTION, A CASH ELECTION OR A MIXED ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND THE ARGYLE CERTIFICATE(S) AS TO WHICH SUCH ELECTION IS BEING MADE (OR GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH ARGYLE CERTIFICATE(S) REASONABLY ACCEPTABLE TO HEARST AND ARGYLE IN ACCORDANCE WITH INSTRUCTION 13), OR ARRANGE FOR DELIVERY OF SUCH CERTIFICATE(S) BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, AND ALL OTHER REQUIRED DOCUMENTS PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 28, 1997. ALL HOLDERS OF SHARES OF ARGYLE COMMON STOCK SUBMITTING

A FORM OF ELECTION AND LETTER OF TRANSMITTAL AFTER SUCH ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED IN BOX B BELOW.


 BOX B: ELECTION                        CHECK ONE BOX ONLY*

                                        [_] STOCK ELECTION

                                        [_] CASH ELECTION

                                        [_] MIXED ELECTION

   * Nominees must use a separate Form of Election and Letter of Transmittal to make an Election for themselves and on behalf of each beneficial owner of shares of Argyle Common Stock. If an Argyle Holder desires to make differing Elections with respect to shares of Argyle Common Stock actually held of record by such holder, each such Election must be made on a separate Form of Election and Letter of Transmittal. See the Instructions below.

                        DELIVERY BY BOOK-ENTRY TRANSFER
                              SEE INSTRUCTION 1.

 [_] Check here if Shares are being delivered by book-entry transfer to the Exchange Agent's account on one of the book-entry transfer facilities (each a "Book-Entry Transfer Facility") and complete the following:

  Check the Box of the applicable Book-Entry Transfer Facility:

  [_] The Depository Trust Company

  [_] Philadelphia Depository Trust Company

YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION IF:

  A. NO CHOICE IS INDICATED ABOVE;

  B. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING THE FAILURE TO SUBMIT YOUR ARGYLE CERTIFICATE(S)) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

  C. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL (INCLUDING SUBMISSION OF YOUR ARGYLE CERTIFICATE(S)) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

  In order to receive Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided in Box C below and on the Substitute Form W-9 and (ii) mailed or delivered with your Argyle Certificate(s) (or a guarantee of delivery as provided herein or an affidavit and indemnification regarding the loss, theft or destruction of such Argyle Certificate(s) reasonably acceptable to Hearst and Argyle in accordance with Instruction 13) to the Exchange Agent at any of the addresses set forth above, or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility. In order to properly make a Stock Election, a Cash Election or a Mixed Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal is received by the Exchange Agent prior to the Election Deadline.

  The method of delivery of the Form of Election and Letter of Transmittal, the Argyle Certificate(s) and any other required document is at the election and risk of the Argyle Holder and delivery will be deemed made only when actually received by the Exchange Agent. The risk of loss of such Shares will pass only after the Exchange Agent has actually received the Shares. If the Argyle Certificate(s) is (are) sent by mail, it is recommended that it (they) be sent by registered mail, appropriately insured, with return receipt requested. In all cases, sufficient time for delivery should be allowed to ensure timely delivery.

  CONSUMMATION OF THE MERGER IS STILL SUBJECT TO APPROVAL OF THE STOCKHOLDERS OF ARGYLE AND TO THE SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE MERGER AGREEMENT. NO PAYMENTS RELATED TO ANY SURRENDER OF ARGYLE CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME. IN THE EVENT THAT THE MERGER AGREEMENT IS TERMINATED, THE EXCHANGE AGENT WILL PROMPTLY RETURN TO YOU THE ARGYLE CERTIFICATE(S) PREVIOUSLY SUBMITTED WITH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL OR DELIVERED TO THE EXCHANGE AGENT BY GUARANTEE OF DELIVERY OR BY BOOK-ENTRY TRANSFER.

                             GUARANTEE OF DELIVERY
         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                           SEE INSTRUCTIONS 1 AND 6.

   The undersigned is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States; and guarantees to deliver to the Exchange Agent the certificate(s) for shares of Argyle Common Stock to which this Form of Election and Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Argyle, no later than 5:00 p.m., New York City time, within three Nasdaq National Market trading days after the execution hereof. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

 Dated: ______________________________________  ------------------------------
                                                    (Firm -- Please Print)

 Number of Shares: ___________________________  ------------------------------
                                                    (Authorized Signature)


 Check applicable box if Shares will be
 delivered by book-entry transfer:              ------------------------------

                                                ------------------------------
 [_] The Depository Trust Company                         (Address)

                                                ------------------------------
 [_] Philadelphia Depository Trust Company         (Area Code and Telephone
                                                           Number)


 Account Number: _____________________________

                       NOTICE OF DELIVERY UNDER GUARANTEE
 (TO BE COMPLETED UPON DELIVERY OF SHARES PURSUANT TO A GUARANTEE OF DELIVERY)

 Name(s) of Registered Holder(s): _____________________________________________

 Window Ticket No. (if any): __________________________________________________

 Date of Execution of Guarantee of Delivery: __________________________________

 Name of Institution which provided Guarantee of Delivery: ____________________

 If delivered by book-entry transfer (assuming such procedure is available), check box of applicable Book-Entry Transfer Facility:

 [_] The Depository Trust Company

 [_] Philadelphia Depository Trust Company
 Account Number: ______________________ Transaction Code Number: _____________

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                      SEE INSTRUCTIONS 1, 5, 6, 11 AND 12.

   To be completed ONLY if the certificate representing shares of Hearst-Argyle Series A Common Stock or the check representing cash or the cash in lieu of fractional shares, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE SUBSTITUTE FORM W-9. IF YOU COMPLETE THIS BOX, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

 Issue the Merger Consideration in the name of and mail to:

 Name: ________________________________________________________________________
                                 (Please Print)
 Address: _____________________________________________________________________
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                               (Include Zip Code)


                         SPECIAL DELIVERY INSTRUCTIONS
                         SEE INSTRUCTIONS 1, 5 AND 11.

   To be completed ONLY if the certificate representing shares of Hearst-Argyle Series A Common Stock or the check representing cash or the cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above. Mail the Merger Consideration to:

 Name: ________________________________________________________________________
                                 (Please Print)
 Address: _____________________________________________________________________
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                               (Include Zip Code)

 CHECK THIS BOX [_] IF THIS IS A PERMANENT CHANGE OF ADDRESS.

BOX C MUST BE COMPLETED. SEE INSTRUCTION 1.

 BOX C: SIGNATURE(S)

   The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of Argyle Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when such Shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by Hearst-Argyle or the Exchange Agent to be necessary and desirable to complete the transfer of the Shares surrendered hereby:

 Date: ____________

                                PLEASE SIGN HERE
 Signature: ___________________________________________________________________
 Signature: ___________________________________________________________________
 Signature: ___________________________________________________________________

   Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A above or on the assignment authorizing transfer.

   If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. See Instruction 9.

 Date: ____________
 Name(s): _____________________________________________________________________
                                 (Please Print)
 Capacity: ____________________________________________________________________
 Daytime Area Code and Telephone Number: ______________________________________

 THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT BE MAKE ANY EXCHANGE OF YOUR SHARES UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN EXECUTED AND DELIVERED TO THE EXCHANGE AGENT.



                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 6.)

   The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal.

 Date: ____________


                 ---------------------------------------------
                (Name of Firm Issuing Guarantee) (Please Print)


                 ---------------------------------------------
                          (Fix Medallion Stamp Above)

                         TAXPAYER IDENTIFICATION NUMBER
                              SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
                  PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
--------------------------------------------------------------------------------
 Name(s) as shown on
 Argyle Certificate(s)
 (if joint ownership,
 list first and circle
 the name of the person
 or entity whose number
 is entered in Part I
 below).
--------------------------------------------------------------------------------
 Address (if Argyle
 Holder does not
 complete, signature in
 Part I will constitute a
 certification that the
 address listed in Box A
 is correct).
--------------------------------------------------------------------------------
                       PART I -- PLEASE ENTER YOUR    Social Security Number
      SUBSTITUTE       TIN IN THE BOX AT RIGHT AND
                       CERTIFY BY SIGNING AND
       FORM W-9        DATING BELOW: See the         OR_____________________
 (SEE INSTRUCTION 12)  enclosed "Guidelines for
                       Certification of Taxpayer      Employer identification
                       Identification Number on                number
                       Substitute Form W-9" for
                       instructions.
                       ---------------------------------------------------------
 Department of the     PART II -- Exempt Payees [_]
 Treasury Internal     I am a payee exempt from information and backup
 Revenue Service       withholding.
                       ---------------------------------------------------------
 PAYER'S REQUEST FOR   PART III -- Awaiting TIN [_]
 TAXPAYER              You must also complete the Certificate of Awaiting
 IDENTIFICATION        Taxpayer Identification Number if you check this box.
 NUMBER (TIN)
--------------------------------------------------------------------------------
 CERTIFICATION -- UNDER PENALTY OF PERJURY, I CERTIFY THAT:

 (1) The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part II above. (Also see the enclosed
 "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.")
--------------------------------------------------------------------------------

 Signature ______________________________  Date ________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part III (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.

 Signature ______________________________  Date ________________________________

                        CERTIFICATE FOR FOREIGN HOLDERS

   I certify under penalty of perjury that I am not a United States citizen or resident of the United States.

 Signature ______________________________  Date ________________________________


 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF
       TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9 CONTAINED HEREIN, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OR WITH RESPECT TO ANY SUBSEQUENT DIVIDEND PAYMENTS MADE BY HEARST-ARGYLE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

  This Form of Election and Letter of Transmittal must be completed and submitted to the Exchange Agent prior to the Election Deadline, which is 5:00 p.m., New York City time, on August 28, 1997, by any Argyle Holder desiring to make an Election other than a Non-Election. It must also be used a letter of transmittal for Argyle Holders not making an effective Election to receive the Merger Consideration. Until a record holder's Argyle Certificates are received by the Exchange Agent at one of the addresses set forth above (or affidavit and indemnification regarding the loss, theft or destruction of such Argyle Certificate reasonably acceptable to Hearst and Argyle), together with this Form of Election and Letter of Transmittal and such other documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive (i) any certificates representing shares of Hearst-Argyle Series A Common Stock or any check representing cash consideration or the cash in lieu of fractional shares (if any) in exchange for their Argyle Certificates or (ii) any dividends or other distributions payable on shares of Hearst-Argyle Series A Common Stock to be received by such holders. No interest will accrue on any cash consideration, cash in lieu of fractional shares or such dividends. No such dividends or other distributions will be reinvested pursuant to any plan. If your Argyle Certificate(s) is (are) lost, stolen or destroyed, please contact the Exchange Agent immediately. See Instruction 13.

  Each Argyle Holder is entitled to make an Election and submit a Form of Election and Letter of Transmittal covering all shares of Argyle Common Stock actually held of record by such holder. HOWEVER, THE HOLDER MUST CHECK ONLY ONE BOX IN BOX B ABOVE TO MAKE AN EFFECTIVE ELECTION. If an Argyle Holder desires to make differing Elections with respect to shares of Argyle Common Stock actually held of record by such holder, each such Election must be made on a separate Form of Election and Letter of Transmittal. Nominee record holders, which include nominees, trustees or any other person that holds shares of Argyle Common Stock in any capacity whatsoever on behalf of more than one person or entity ("Nominees"), are entitled to make an Election for themselves, as well as an Election on behalf of each beneficial owner of shares of Argyle Common Stock held through such nominee record holders, but each such Election must be made on a separate Form of Election and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit a Form of Election and Letter of Transmittal. Nominees submitting a Form of Election and Letter of Transmittal on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 9 below.

  Each Election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement (and as described in the Proxy Statement/Prospectus) and these Instructions. The Merger Agreement is included as Appendix A to the Proxy Statement/Prospectus. Extra copies of the Proxy Statement/Prospectus may be requested from the Exchange Agent at the address shown above. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent will constitute acknowledgement of the receipt of the Proxy Statement/Prospectus.

  1. Election Deadline. Each Argyle Holder is entitled to make an Election. For any Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related Argyle Certificate(s) must be received by the Exchange Agent at one of the addresses shown above no later than THE ELECTION DEADLINE OF 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 28, 1997. If an Argyle Holder does not make an effective Election or fails to submit a Form of Election and Letter of Transmittal by the Election Deadline, such Argyle Holder must properly complete Box A, Box C and the remaining applicable sections (other than Box B) of this Form of Election and Letter of Transmittal and deliver this Form of Election and Letter of Transmittal, together with the certificate(s) representing the shares of Argyle Common Stock (or a duly signed guarantee of delivery of such certificate(s) or affidavit and indemnification regarding the loss, theft or destruction of such Argyle Certificate(s) reasonably acceptable to Hearst and Argyle), or arrange for delivery of such Shares by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility, in order to receive Merger Consideration. To properly complete Box A, the number of each Argyle Certificate surrendered herewith must be written in the column under the heading "Certificate Number."

  Argyle Holders whose stock certificate(s) is (are) not immediately available or Argyle Holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver the Shares and may also make an effective Election by (a) completing Boxes A, B and C herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to the Exchange Agent prior to the Election Deadline; and (b) delivering their Argyle Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities within three Nasdaq National Market trading days after the date of execution hereof. In addition, at the time the Argyle Certificate(s) (or the Shares pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Form of Election and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). If the guarantor fails to deliver the Argyle Certificate(s) (or the Shares by book-entry transfer) in accordance with the guaranteed deliver procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Shares subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election and Letter of Transmittal and that Hearst-Argyle may enforce such agreement against the participant.

  The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any other required document is received on a timely basis and whether any Form of Election and Letter of Transmittal or any other required document has been properly completed. Any such determinations shall be conclusive and binding. IF AN ARGYLE HOLDER DOES NOT MAKE AN EFFECTIVE ELECTION BY THE ELECTION DEADLINE, SUCH HOLDER SHALL BE DEEMED TO HAVE MADE A NON-ELECTION. For lost, stolen or destroyed Argyle Certificate(s), see Instruction 13.

  2. Revocation or Change of Election Form and Letter of Transmittal. Any Form of Election and Letter of Transmittal may be (i) revoked by written notice duly executed or (ii) changed by written notice duly executed and accompanied by a new Form of Election and Letter of Transmittal, from the person submitting such Form of Election and Letter of Transmittal, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline of 5:00 p.m., New York City time, on August 28, 1997. Such notice must specify the person in whose name the shares of Argyle Common Stock to be withdrawn had been deposited, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the Shares to be withdrawn. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. If a Form of Election and Letter of Transmittal is revoked, and the Argyle Certificate(s) withdrawn, the Argyle Certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s). Upon any such revocation, unless a duly completed Form of Election and Letter of Transmittal is thereafter submitted before the Election Deadline, such holder will be deemed to have made a Non-Election.

  3. Termination of Merger Agreement. If for any reason the Merger is not consummated or is abandoned, all Forms of Election and Letters of Transmittal will be void and of no effect whatsoever, and all Argyle Certificates previously received by the Exchange Agent and thereafter held by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such certificate(s).

  4. Election Procedures/Allocation. As set forth on pages 60 through 63 of the Proxy Statement/Prospectus and as described above, because the Merger Agreement provides for a fixed number of shares of Hearst-Argyle Series A Common Stock to be issued in the Merger (not to exceed 8,277,054 shares and not less than 6,025,319 shares) and a fixed amount of cash (other than cash paid in lieu of fractional shares of Hearst-Argyle Series A Common Stock) to be paid in the Merger (not less than $100 million or greater than approximately $160 million), an Argyle Holder may not receive exactly the consideration elected above in Box B. If too many Argyle Holders and holders of Company Options elect either cash or shares of Hearst-Argyle Series A Common Stock, the limitations and allocation prorations set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. THUS, AN ELECTION MADE BY YOU MAY NOT BE HONORED UNDER CERTAIN CIRCUMSTANCES. See "THE MERGER AGREEMENT--Merger Consideration and Conversion of Shares" in the Proxy Statement/Prospectus.

  5. No Fractional Shares. No certificate representing a fraction of a full share of Hearst-Argyle Series A Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Hearst-Argyle's behalf cash, without interest, equal to the product of such fractional amount and $26.50. No Argyle Holder shall be entitled to dividends, voting rights or any other rights in respect to any fractional shares.

  6. Guarantee of Signatures. Signatures on this Form of Election and Letter of Transmittal need not be guaranteed unless the "Special Issuance and Payment Instructions" section or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Form of Election and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). PUBLIC NOTARIES CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

  7. Method of Delivery. THE METHOD OF DELIVERY OF THE ARGYLE CERTIFICATE(S) AND ANY OTHER REQUIRED DOCUMENT IS AT THE ELECTION AND RISK OF THE ARGYLE HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THE RISK OF LOSS OF SUCH SHARES WILL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE SHARES. IF SUCH CERTIFICATE(S) IS
(ARE) SENT BY MAIL, IT IS RECOMMENDED THAT IT (THEY) BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME FOR DELIVERY SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. For lost, stolen or destroyed certificates, see Instruction 13.

  8. Inadequate Space. If the space provided herein is inadequate, the stock certificate numbers and the number of shares of Argyle Common Stock represented thereby should be listed on additional sheets and attached hereto.

  9. Signatures on Form of Election and Letter of Transmittal, Stock Powers and Endorsements.

    (a) All signatures must correspond exactly with the name written on the face of the Argyle Certificate(s) surrendered herewith without any alteration, variation or change whatsoever.

    (b) If the Argyle Certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

    (c) If any surrendered shares of Argyle Common Stock are registered in different names on several Argyle Certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election and Letter of Transmittal as there are different registrations of Argyle Certificates.

    (d) If this Form of Election and Letter of Transmittal is signed by a person other than a record holder of the Argyle Certificate(s) listed in Box A above (other than as set forth in paragraph (e) below), such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

    (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Argyle Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

  10. Stock Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the Argyle Holder, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

  11. Special Issuance and Delivery Instructions. Indicate the name and/or address of the person(s) in whose name and to whom the Merger Consideration is to be issued and sent, respectively, if different from the name and/or address of the person(s) signing this Form of Election and Letter of Transmittal. Signatures must be guaranteed if the "Special Issuance and Payment Instructions" section has been completed. See Instruction 6.

  12. Withholding. Each Argyle Holder surrendering certificates representing shares of Argyle Common Stock is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 and to certify whether such holder is subject to backup withholding. The TIN that must be provided is that of the Argyle Holder with respect to the Argyle Certificate(s) surrendered herewith or of the last transferee appearing on the transfers attached to or endorsed on such certificate(s) (or, if a check is made payable to another person as provided in the box entitled "Special Issuance and Payment Instructions," then the TIN of such person). Failure to provide the information on the Substitute Form W-9 may subject the Argyle Holder to 31% federal income tax withholding on payments made to such holder with respect to the shares of Argyle Common Stock and on future dividends paid by Hearst-Argyle. An Argyle Holder must cross out Item (2) in the Certification box of the Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. The box in Part III of the Substitute Form W-9 should be checked if the surrendering Argyle Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked and the Exchange Agent is not provided with a TIN within 60 days thereafter, Hearst-Argyle will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

  13. Lost, Stolen, or Destroyed Certificates. If your Argyle Certificate(s) has (have) been lost, stolen or destroyed, please check the box on the first page of this Form of Election and Letter of Transmittal, fill in the blank to show the number of Shares represented by the lost, stolen or destroyed certificate(s) and complete the remainder of this Form of Election and Letter of Transmittal. The Exchange Agent will then contact you with further instructions as to the steps to be taken in order to receive the Merger Consideration. In addition, the Exchange Agent will provide you with a form of an affidavit and indemnification regarding the loss, theft or destruction of your Argyle Certificate(s) that is in form and substance reasonably acceptable to Hearst and Argyle. Such form may be completed and submitted as an alternative to attaching your Argyle Certificate(s) to this Form of Election and Letter of Transmittal.

  14. Miscellaneous. NEITHER HEARST, ARGYLE NOR THE EXCHANGE AGENT IS UNDER ANY DUTY TO GIVE ANY ARGYLE HOLDER NOTICE OF DEFECTS IN ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL. HEARST, ARGYLE AND THE EXCHANGE AGENT SHALL NOT INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION, AND EACH OF HEARST, ARGYLE AND THE EXCHANGE AGENT HAS THE ABSOLUTE RIGHT TO REJECT ANY AND ALL FORMS OF ELECTION AND LETTERS OF TRANSMITTAL NOT PROPERLY COMPLETED OR TO WAIVE ANY IRREGULARITIES IN ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL.

  15. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by contacting the Exchange Agent at the address set forth above.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, each registered holder of Shares of Argyle Common Stock receiving cash pursuant to the Merger is required to provide the Exchange Agent, as Payer, with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 above. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Argyle Holder may be subject to $50.00 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder may be subject to federal income tax backup withholding at a rate of 31%.

  Certain Argyle Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. This may be accomplished by executing the certification for foreign holders at the bottom of the Substitute Form W-9 above. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Argyle Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  FOR INFORMATION AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE RECEIPT OF DIFFERENT FORMS OF MERGER CONSIDERATION, SEE "THE HEARST TRANSACTION PROPOSAL--CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROXY STATEMENT/ PROSPECTUS. IN ADDITION, ARGYLE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE RECEIPT OF DIFFERENT FORMS OF MERGER CONSIDERATION IN THE MERGER, AS WELL AS REGARDING THEIR ELIGIBILITY TO CLAIM AN EXEMPTION FROM BACKUP WITHHOLDING.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to an Argyle Holder, the holder is required to notify the Exchange Agent of his, her or its correct TIN by completing the form above certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) the Argyle Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of the failure to report all interest or dividends or (ii) the IRS has notified the Argyle Holder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  Each Argyle Holder is required to give the Exchange Agent his, her or its social security number or employer identification number. If the Argyle Certificate(s) is (are) in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. An Argyle Holder who does not have a TIN should check the box in Part III of the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number if the holder has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, payments to the holder will not be subject to backup withholding for 60 days. Payments made after 60 days will be subject to withholding unless the holder has furnished the Exchange Agent with his, her or its TIN. A holder who checks the box in Part III in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received.

STATUS OF HOLDER

  The term "United States Person" means any person who is not a Foreign Person. The term "Foreign Person" means any person who (as to the United States, its territories and possessions, and all areas subject to its jurisdiction) is a foreign corporation, a non-resident alien individual, a non-resident fiduciary of a foreign estate or trust or a foreign partnership.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------------- ------------------------------------------------------
FOR THIS TYPE OF        GIVE THE SOCIAL SECURITY                 FOR THIS TYPE OF           GIVE THE EMPLOYER
ACCOUNT:                NUMBER OF--                              ACCOUNT:                   IDENTIFICATION NUMBER OF--
---------------------------------------------------------------- ------------------------------------------------------
 1. An individual's     The individual                            8. Association, club,     The organization
    account                                                          religious, charitable
                                                                     or educational
 2. Two or more         The actual owner of the account or,          organization account
    individuals         if combined funds, the first
    (joint account)     individual on the account(1)              9. Partnership account    The partnership
                                                                     held in the name of
 3. Custodian account   The minor(2)                                 the business
    of a minor
    (Uniform Gift to                                             10. Association, club or   The organization
    Minors Act)                                                      other tax exempt
                                                                     organization
 4. (a) The usual       The grantor-trustee(1)
        revocable                                                11. A broker or            The broker or nominee
        savings trust                                                registered nominee
        account (grantor
        is also trustee)                                         12. Account with the       The public entity
                                                                     Department of
    (b) So-called       The actual owner(1)                          Agriculture in the
        trust account                                                name of a
        that is not a                                                public entity (such
        legal or valid                                               as a state or local
        trust under state                                            government, school
        law                                                          district or prison)
                                                                     that receives
 5. Sole proprietorship The owner(3)                                 agricultural program
    account                                                          payments

 6. A valid trust,      The legal entity (Do not furnish the
    estate or pension   identifying number of the personal
    trust               representative or trustee, unless the
                        legal entity itself is not designated
                        in the account title.)(4)

 7. Corporate account   The corporation
---------------------------------------------------------------- ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner.
(4) List first and circle the name of the legal trust, estate or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

  OBTAINING A NUMBER.--If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

  Payees specifically exempted from backup withholding on ALL payments include the following:

  . A corporation.

  . A financial institution.

  . An organization exempt from tax under section 501(a) or an individual retirement plan.

  . The United States or any agency or instrumentality thereof.

  . A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

  . A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

  . An international organization or any agency or instrumentality thereof.

  . A registered dealer in securities or commodities registered in the United
    States or a possession of the United States.

  . A real estate investment trust.

  . A common trust fund operated by a bank under section 584(a).

  . An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).

  . An entity registered at all times under the Investment Advisors Act of 1940 who regularly acts as a broker.

  . A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  . Payments to nonresident aliens subject to withholding under section 1441.

  . Payments to partnerships not engaged in a trade or business in the United
    States and which have at least one nonresident partner.

  . Payments of patronage dividends where the amount received is not paid in money.

  . Payments made by certain foreign organizations.

  Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  . Payments described in section 6049(b)(5) to non-resident aliens.

  . Payments on tax-free covenant bonds under section 1451.

  . Payments made by certain foreign organizations.

  Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE EXCHANGE AGENT, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN
PART II AND RETURN IT TO THE EXCHANGE AGENT. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045 and 6050A.

  PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers (such as the Exchange Agent) who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

  (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE
                                   SERVICE.